UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q
QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-22725
Priority Income Fund, Inc.
(Exact name of registrant as specified in charter)
10 East 40th Street, 42nd Floor
New York, NY 10016
(Address of principal executive offices)
M. Grier Eliasek
Chief Executive Officer
Priority Income Fund, Inc.
10 East 40th Street, 42nd Floor
New York, NY 10016
(Name and address of agent for service)
Registrant’s telephone number, including area code: (212) 448-0702
Date of fiscal year end: June 30
Date of reporting period: September 30, 2017

PRIORITY INCOME FUND, INC.
SCHEDULE OF INVESTMENTS
September 30, 2017
(unaudited)

Portfolio Investments(1)	Investment	Estimated Yield(2)	Legal Maturity	Principal Amount	Amortized Cost	Fair Value(3)	% of Net Assets
Collateralized Loan Obligation - Equity Class (Cayman Islands)
Adams Mill CLO Ltd.	Subordinated Notes	7.42%	7/15/2026	$500,000	$381,546	$308,485	0.1%
Apidos CLO XVIII	Subordinated Notes	9.21%	7/22/2026	750,000	622,144	536,651	0.2%
Apidos CLO XXI	Subordinated Notes	14.32%	7/18/2027	5,000,000	4,165,689	3,793,400	1.3%
Apidos CLO XXII(4)	Subordinated Notes	14.06%	10/20/2027	3,000,000	2,594,988	2,425,119	0.8%
Babson CLO Ltd. 2014-II	Subordinated Notes	17.65%	10/17/2026	1,000,000	723,955	693,300	0.2%
Babson CLO Ltd. 2014-III(4)	Subordinated Notes	12.65%	1/15/2026	250,000	198,203	174,874	0.1%
Babson CLO Ltd. 2015-I	Subordinated Notes	13.89%	4/20/2027	3,000,000	2,321,401	2,121,486	0.7%
BlueMountain CLO 2012-1 Ltd.(6)	Subordinated Notes	—%	7/20/2023	5,000,000	239,570	112,097	—%
BlueMountain CLO 2012-2 Ltd.	Subordinated Notes	12.28%	11/20/2028	3,000,000	2,506,009	1,928,312	0.6%
BlueMountain CLO 2013-2 Ltd.	Subordinated Notes	14.19%	1/22/2025	1,900,000	1,423,235	1,317,233	0.4%
BlueMountain CLO 2014-1 Ltd.	Subordinated Notes	14.63%	4/30/2026	250,000	196,032	174,911	0.1%
BlueMountain Fuji US CLO II Ltd.	Subordinated Notes	15.23%	8/20/2030	2,500,000	2,285,488	2,280,676	0.8%
California Street CLO XI Limited Partnership(6)	LP Certificates	—%	1/17/2025	18,330,000	2,206,266	2,305,684	0.8%
California Street CLO XII, Ltd.	Subordinated Notes	17.45%	10/15/2025	14,500,000	8,969,308	8,096,330	2.7%
Carlyle Global Market Strategies CLO 2013-1, Ltd.	Subordinated Notes	18.63%	2/14/2025	17,550,000	13,742,669	13,227,652	4.4%
Carlyle Global Market Strategies CLO 2013-4, Ltd.	Income Notes	18.39%	10/15/2025	8,000,000	5,202,901	4,827,191	1.6%
Carlyle Global Market Strategies CLO 2014-1, Ltd.	Income Notes	31.80%	4/17/2025	12,870,000	7,274,449	8,793,803	3.0%
Carlyle Global Market Strategies CLO 2014-3, Ltd.	Subordinated Notes	20.98%	7/27/2026	15,000,000	11,614,503	11,901,333	4.0%
Carlyle Global Market Strategies CLO 2016-1, Ltd.	Subordinated Notes	20.20%	4/20/2027	6,500,000	5,211,535	5,887,253	2.0%
Carlyle Global Market Strategies CLO 2016-3, Ltd.(4)	Subordinated Notes	16.12%	10/20/2029	1,400,000	1,365,476	1,213,638	0.4%
Cedar Funding II CLO, Ltd.	Subordinated Notes	14.49%	6/9/2030	2,500,000	1,932,892	1,842,337	0.6%
Cedar Funding IV CLO, Ltd.	Subordinated Notes	14.66%	7/23/2030	9,592,857	9,456,655	8,743,486	2.9%
Cedar Funding VI CLO, Ltd.	Subordinated Notes	16.10%	10/20/2028	3,000,000	2,730,404	2,612,083	0.9%
Cent CLO 21 Limited(4)	Subordinated Notes	14.44%	7/27/2026	500,000	374,308	359,737	0.1%
CIFC Funding 2006-II, Ltd.(6)	Preferred Notes	—%	3/1/2021	406,629	—	1,220	—%
CIFC Funding 2012-II, Ltd.	Subordinated Notes	—%	12/5/2024	6,000,000	3,656,674	2,902,367	1.0%
CIFC Funding 2013-II, Ltd.	Income Notes	11.77%	4/21/2025	305,000	194,289	144,608	—%
CIFC Funding 2014, Ltd.(7)	Income Notes	17.04%	4/18/2025	2,250,000	1,460,641	1,518,651	0.5%
CIFC Funding 2014-III, Ltd.	Income Notes	22.45%	7/22/2026	11,700,000	7,702,984	7,529,002	2.5%
CIFC Funding 2014-IV, Ltd.(4)	Income Notes	16.63%	10/17/2026	4,000,000	2,417,351	2,516,723	0.8%
CIFC Funding 2015-I, Ltd.	Subordinated Notes	19.03%	1/22/2027	7,500,000	5,603,000	5,613,675	1.9%
CIFC Funding 2015-IV, Ltd.	Subordinated Notes	15.64%	10/20/2027	9,100,000	7,364,723	7,930,670	2.7%
CIFC Funding 2016-I, Ltd.(4)	Subordinated Notes	15.00%	10/21/2028	2,000,000	1,841,494	1,649,396	0.6%
CIFC Funding 2017-I, Ltd.	Subordinated Notes	14.61%	4/21/2029	8,000,000	7,614,037	7,435,191	2.5%
CIFC Funding 2017-IV, Ltd.	Subordinated Notes	15.52%	10/24/2030	10,000,000	9,042,097	8,954,341	3.0%
Covenant Credit Partners CLO II, Ltd.(5)	Subordinated Notes	14.72%	10/17/2026	4,392,156	2,970,388	2,868,416	1.0%
Galaxy XVII CLO, Ltd.(4)	Subordinated Notes	7.40%	7/15/2026	250,000	181,483	155,979	0.1%
Galaxy XVIII CLO, Ltd.	Subordinated Notes	16.87%	10/15/2026	1,250,000	748,430	739,747	0.2%

September 30, 2017 FORM N-Q                                      2
PRIORITY INCOME FUND, INC.

Portfolio Investments(1)	Investment	Estimated Yield(2)	Legal Maturity	Principal Amount	Amortized Cost	Fair Value(3)	% of Net Assets
Collateralized Loan Obligation - Equity Class (Cayman Islands)
Galaxy XIX CLO, Ltd.(4)	Subordinated Notes	17.82%	1/24/2027	$2,750,000	$1,797,188	$1,528,848	0.5%
GoldenTree 2013-7A(4)	Subordinated Notes	15.57%	4/25/2025	4,250,000	2,641,793	2,122,057	0.7%
GoldenTree Loan Opportunities IX, Ltd.(4)	Subordinated Notes	17.69%	10/29/2026	3,250,000	2,299,180	2,281,745	0.8%
Halcyon Loan Advisors Funding 2014-2 Ltd.(4)	Subordinated Notes	15.09%	4/28/2025	400,000	261,425	245,429	0.1%
Halcyon Loan Advisors Funding 2014-3 Ltd.	Subordinated Notes	13.80%	10/22/2025	500,000	359,968	302,813	0.1%
Halcyon Loan Advisors Funding 2015-1 Ltd.	Subordinated Notes	15.76%	4/20/2027	3,000,000	2,132,521	2,032,660	0.7%
Halcyon Loan Advisors Funding 2015-2 Ltd.	Subordinated Notes	16.07%	7/25/2027	3,000,000	2,309,272	2,294,028	0.8%
Halcyon Loan Advisors Funding 2015-3 Ltd.(4)	Subordinated Notes	14.65%	10/18/2027	7,000,000	5,971,521	6,063,288	2.0%
Halcyon Loan Investors CLO I, Ltd.(6)	Income Notes	—%	11/20/2020	504,000	27,571	51,106	—%
HarbourView CLO VII, Ltd.(4)	Subordinated Notes	17.54%	11/18/2026	275,000	216,992	196,956	0.1%
Jefferson Mill CLO Ltd.(4)	Subordinated Notes	9.10%	7/20/2027	5,000,000	4,195,004	3,298,127	1.1%
LCM XV Limited Partnership	Income Notes	10.09%	8/25/2024	250,000	190,378	150,838	0.1%
LCM XVI Limited Partnership	Income Notes	13.33%	7/15/2026	5,000,000	3,769,183	3,380,584	1.1%
LCM XVII Limited Partnership	Income Notes	10.90%	10/15/2026	500,000	416,364	354,620	0.1%
Madison Park Funding XIII, Ltd.(4)	Subordinated Notes	24.11%	1/19/2025	13,000,000	9,013,299	9,847,465	3.3%
Madison Park Funding XIV, Ltd.(4)	Subordinated Notes	21.33%	7/20/2026	14,000,000	11,019,188	11,944,612	4.0%
Madison Park Funding XV, Ltd.	Subordinated Notes	22.92%	1/27/2026	4,000,000	3,024,489	3,436,130	1.2%
MC Funding Ltd.(6)	Preferred Notes	—%	12/20/2020	387,965	—	12,803	—%
Mountain View CLO 2014-1 Ltd.	Income Notes	6.89%	10/15/2026	1,000,000	657,844	502,244	0.2%
Mountain View CLO IX Ltd.(4)	Subordinated Notes	13.85%	7/15/2027	5,000,000	4,243,816	4,070,985	1.3%
Ocean Trails CLO II(6)	Subordinated Notes	—%	6/27/2022	367,064	797	4,515	—%
Octagon Investment Partners XVIII, Ltd.(4)	Subordinated Notes	11.29%	12/16/2024	2,800,000	1,789,680	1,578,774	0.5%
Octagon Investment Partners XX, Ltd.	Subordinated Notes	7.39%	8/12/2026	500,000	383,743	282,776	0.1%
Octagon Investment Partners XXI, Ltd.(4)	Subordinated Notes	26.48%	11/14/2026	10,700,000	6,356,829	6,999,000	2.4%
Octagon Investment Partners XXII, Ltd.	Subordinated Notes	18.62%	11/25/2025	6,500,000	4,645,489	4,239,184	1.4%
Octagon Investment Partners XXIII, Ltd.	Subordinated Notes	23.14%	7/7/2027	12,000,000	9,071,767	9,176,722	3.1%
Octagon Loan Funding, Ltd.	Subordinated Notes	13.34%	11/18/2026	2,550,000	1,928,994	1,663,840	0.6%
OZLM V, Ltd.	Subordinated Notes	25.26%	1/17/2026	25,000,000	13,781,961	13,851,008	4.6%
OZLM VI, Ltd.	Subordinated Notes	19.82%	4/17/2026	15,688,991	9,769,436	8,632,372	2.9%
OZLM VII, Ltd.	Subordinated Notes	21.50%	7/17/2026	2,450,000	1,559,746	1,504,002	0.5%
OZLM VIII, Ltd.	Subordinated Notes	15.55%	10/17/2026	750,000	545,578	570,633	0.2%
OZLM IX, Ltd.	Subordinated Notes	18.52%	1/20/2027	15,000,000	11,707,662	11,198,855	3.8%
OZLM XII, Ltd.(4)	Subordinated Notes	13.17%	4/30/2027	12,122,952	9,584,516	8,704,743	2.9%
Regatta IV Funding Ltd.	Subordinated Notes	10.73%	7/25/2026	250,000	179,837	170,824	0.1%
Symphony CLO XIV, Ltd.(4)	Subordinated Notes	6.39%	7/14/2026	750,000	545,892	462,726	0.2%
Symphony CLO XVI, Ltd.	Subordinated Notes	12.14%	7/15/2028	5,000,000	4,336,245	3,938,542	1.3%
Voya IM CLO 2013-1, Ltd.(4)	Income Notes	19.70%	4/15/2024	4,174,688	2,613,032	2,572,153	0.9%
Voya IM CLO 2013-3, Ltd.	Subordinated Notes	16.83%	1/18/2026	4,000,000	2,589,681	2,364,761	0.8%
Voya IM CLO 2014-1, Ltd.(4)	Subordinated Notes	13.05%	4/18/2026	250,000	187,774	188,166	0.1%
Voya CLO 2014-3, Ltd.	Subordinated Notes	15.60%	7/25/2026	7,000,000	4,157,233	3,735,337	1.3%
Voya CLO 2014-4, Ltd.	Subordinated Notes	16.17%	10/14/2026	1,000,000	828,720	736,463	0.2%
Voya CLO 2015-2, Ltd.	Subordinated Notes	12.68%	7/25/2027	500,000	411,750	373,321	0.1%

September 30, 2017 FORM N-Q                                      3
PRIORITY INCOME FUND, INC.

Portfolio Investments(1)	Investment	Estimated Yield(2)	Legal Maturity	Principal Amount	Amortized Cost	Fair Value(3)	% of Net Assets
Collateralized Loan Obligation - Equity Class (Cayman Islands)
Voya CLO 2016-1, Ltd.(4)	Subordinated Notes	15.80%	1/20/2027	$6,250,000	$5,036,966	$5,286,322	1.8%
Voya CLO 2016-3, Ltd.(4)	Subordinated Notes	12.80%	10/18/2027	5,000,000	4,817,356	3,982,945	1.3%
Voya CLO 2017-3, Ltd.(4)	Subordinated Notes	14.65%	7/20/2030	5,750,000	5,936,518	5,454,787	1.8%
Washington Mill CLO Ltd.(4)	Subordinated Notes	7.06%	4/20/2026	400,000	289,258	241,049	0.1%
West CLO 2014-1 Ltd.	Subordinated Notes	22.62%	7/18/2026	5,375,000	4,098,665	4,450,567	1.5%
Zais 6 CLO, Ltd.	Subordinated Notes	19.21%	7/15/2029	4,400,000	4,385,928	4,232,560	1.4%
Total Collateralized Loan Obligation - Equity Class					$304,625,266	$296,351,342	99.6%
Total Portfolio Investments					$304,625,266	$296,351,342	99.6%
Other assets in excess of liabilities						1,261,216	0.4%
Net assets						$297,612,558	100.0%

(1) Priority Income Fund, Inc (the “Company”) does not "control" and is not an "affiliate" of any of the portfolio investments, each term as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). In general, under the 1940 Act, the Company would be presumed to "control" a portfolio company if the Company owned 25% or more of its voting securities and would be an "affiliate" of a portfolio company if the Company owned 5% or more of its voting securities.

(2) The CLO subordinated notes/securities/fee notes, income notes and preferred shares are considered equity positions in the CLOs. The CLO equity investments are entitled to recurring distributions which are generally equal to the excess cash flow generated from the underlying investments after payment of the contractual payments to debt holders and fund expenses. The current estimated yield is based on the current projections of this excess cash flow taking into account assumptions which have been made regarding expected prepayments, losses and future reinvestment rates. These assumptions are periodically reviewed and adjusted. Ultimately, the actual yield may be higher or lower than the estimated yield if actual results differ from those used for the assumptions.

(3) Fair value is determined by or under the direction of the Company's Board of Directors. As of September 30, 2017, all of the Company’s investments were classified as Level 3. ASC 820 classifies such unobservable inputs used to measure fair value as Level 3 within the valuation hierarchy. (See Note 1).

(4) Co-investment with another fund managed by an affiliate of Priority Senior Secured Income Management, LLC, the investment adviser of the Company (the “Adviser”). (See Note 1).
(5) Principal amount of subordinated notes and subordinated fee note is $4,000,000 and $392,156, respectively.
(6) Security was called for redemption and the liquidation of the underlying loan portfolio is ongoing. Such investments are non-income producing.
(7) Principal amount of subordinated notes and income notes is $2,000,000 and $250,000, respectively.

See accompanying notes to schedule of investments.

September 30, 2017 FORM N-Q                                      4
PRIORITY INCOME FUND, INC.

Notes to Schedule of Investments
September 30, 2017
(unaudited)

Note 1. Investments
Priority Income Fund, Inc. (the “Company”) follows guidance under U.S. generally accepted accounting principles, which classifies the inputs used to measure fair values into the following hierarchy:

Level 1. Unadjusted quoted prices in active markets for identical assets or liabilities that the Company has the ability to access at the measurement date.

Level 2. Quoted prices for similar assets or liabilities in active markets, or quoted prices for identical or similar assets or liabilities on an inactive market, or other observable inputs other than quoted prices.

Level 3. Unobservable inputs for the asset or liability.

In all cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each investment.

Investments for which market quotations are readily available are valued at such market quotations and are classified in Level 1 of the fair value hierarchy.

U.S. government securities for which market quotations are available are valued at a price provided by an independent pricing agent or primary dealer. The pricing agent or primary dealer provides these prices usually after evaluating inputs including yield curves, credit rating, yield spreads, default rates, cash flows, broker quotes and reported trades. U.S. government securities are categorized in Level 2 of the fair value hierarchy.

With respect to investments for which market quotations are not readily available, or when such market quotations are deemed not to represent fair value, the board of directors (the “Board”) has approved a multi-step valuation process for each quarter, as described below, and such investments are classified in Level 3 of the fair value hierarchy:

1.	each portfolio investment is reviewed by investment professionals of the Adviser with an independent valuation firm engaged by the Board;

2.	the independent valuation firm conducts independent valuations and make its own independent assessments;

3.	the audit committee of the Board (the “Audit Committee”) reviews and discusses the preliminary valuation of the Adviser and that of the independent valuation firm; and

4.
the Board discusses valuations and determines the fair value of each investment in the Company’s portfolio in good faith based on the input of the Adviser, the independent valuation firm and the Audit Committee.

The Company's investments in CLOs are classified as Level 3 securities under ASC 820 and are valued primarily using a discounted multi-path cash flow model. The CLO structures are analyzed to identify the risk exposures and appropriate call date (i.e., expected maturity). These risk factors are sensitized using Monte Carlo simulations to generate probability-weighted (i.e., multi-path) cash flows for the underlying assets and liabilities. These cash flows are discounted using appropriate market discount rates, and relevant data in the CLO market and certain benchmark credit indices are considered, to determine the value of each CLO investment. In addition, the Company generates a single-path cash flow utilizing our best estimate of expected cash receipts, and assesses the reasonableness of the discount rate that would be effective for the corresponding multi-path estimate of value. The Company is not responsible for and has no influence over the asset management of the portfolios underlying the CLO investments the Company holds as those portfolios are managed by non-affiliated third party CLO collateral managers. The main risk factors are: default risk, interest rate risk, downgrade risk, and credit spread risk.

September 30, 2017 FORM N-Q                                      5
PRIORITY INCOME FUND, INC.

The types of factors that are taken into account in fair value determination include, as relevant, market changes in expected returns for similar investments, performance improvement or deterioration, the nature and realizable value of any collateral, the issuer’s ability to make payments and its earnings and cash flows, the markets in which the issuer does business, comparisons to traded securities, and other relevant factors.

During the quarter ended September 30, 2017, the Company purchased investment securities (excluding short-term securities) of $31,190,006.

The following table summarizes the inputs used to value the Company’s investments measured at fair value as of September 30, 2017:

	Level 1	Level 2	Level 3	Total
Assets
Collateralized Loan Obligation - Equity Class	$—	$—	$296,351,342	$296,351,342

The following is a reconciliation of investments for which Level 3 inputs were used in determining fair value:

Collateralized Loan Obligation - Equity Class
Balance at June 30, 2017	$283,611,208
Net realized gain on investments	698,480
Change in unrealized appreciation, net	(9,243,519)
Purchases of portfolio investments	31,190,006
Repayments and sales of portfolio investments	(6,097,733)
Accretion of purchase discount, net	(3,807,100)
Transfers into Level 3(1)	—
Transfers out of Level 3(1)	—
Balance at September 30, 2017	$296,351,342

Net change in unrealized appreciation attributable to Level 3 investments still held at the end of the period	$(9,243,519)

(1)Transfers are assumed to have occurred at the beginning of the period. There were no transfers between Level 1 and Level 2 during the period.

The following table provides quantitative information about significant unobservable inputs used in the fair value measurement of Level 3 investments as of September 30, 2017:

			Unobservable Input
Asset Category	Fair Value	Primary Valuation Technique	Input	Range(1)	Weighted Average(1)
Collateral Loan Obligation - Equity Class	$296,351,342	Discounted Cash Flow	Discount Rate	12.93% - 29.55%	19.59%
(1) Excludes investments that have been called for redemption

In determining the range of values for the Company's investments in CLOs, management and the independent valuation firm use primarily a discounted multi-path cash flow model. The valuations were accomplished through the analysis of the CLO deal structures to identify the risk exposures from the modeling point of view as well as to determine an appropriate call date (i.e., expected maturity). These risk factors are sensitized using Monte Carlo simulations to generate probability-weighted (i.e., multi-path) cash flows for the underlying assets and liabilities. These cash flows are discounted using appropriate market discount rates, and relevant data in the CLO market and certain benchmark credit indices are considered, to determine the value of each CLO investment. In addition, we generate a single-path cash flow utilizing our best estimate of expected cash receipts, and assess the reasonableness of the discount rate that would be effective for the corresponding multi-path estimate of value.

The fair value calculations for the CLOs are sensitive to the key model inputs, including amongst other things, default and recovery rates. The default rate, recovery rate and other assumptions are determined by reference to a variety of observable market sources

September 30, 2017 FORM N-Q                                      6
PRIORITY INCOME FUND, INC.

and applied according to the quality and asset class mix of the underlying collateral and the historical track record of each particular collateral manager. The model assumptions are reviewed on a regular basis and adjusted as appropriate to factor in historic, current and potential market developments.

The significant unobservable input used to value the CLOs is the discount rate applied to the estimated future cash flows expected to be received from the underlying investment, which includes both future principal and interest payments. Included in the consideration and selection of the discount rate are the following factors: risk of default, comparable investments, and call provisions. An increase or decrease in the discount rate applied to projected cash flows, where all other inputs remain constant, would result in a decrease or increase, respectively, in the fair value measurement.
The Company is not responsible for and have no influence over the asset management of the portfolios underlying the CLO investments the Company holds as those portfolios are managed by non-affiliated third party CLO collateral managers. CLO investments may be riskier and less transparent to the Company than direct investments in underlying companies. CLOs typically will have no significant assets other than their underlying senior secured loans. Therefore, payments on CLO investments are and will be payable solely from the cash flows from such senior secured loans.
Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company’s investments may fluctuate from period to period. Additionally, the fair value of the Company’s investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that the Company may ultimately realize. Further, such investments are generally subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. If the Company was required to liquidate a portfolio investment in a forced or liquidation sale, the Company could realize significantly less than the value at which the Company has recorded it.

In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the unrealized gains or losses reflected in the currently assigned valuations.

Co-Investments

On February 10, 2014, the Company received an exemptive order from the SEC (the “Order”) that gave it the ability to negotiate terms other than price and quantity of co-investment transactions with other funds managed by the Adviser or certain affiliates, including Prospect Capital Corporation (“PSEC”) and Pathway Capital Opportunity Fund, Inc. (“Pathway”), formerly known as Pathway Energy Infrastructure Fund, Inc., a closed-end fund managed by an affiliate of Prospect Capital Management, subject to the conditions included therein. Under the terms of the relief permitting the Company to co-invest with other funds managed by the Company’s Adviser or its affiliates, a “required majority” (as defined in Section 57(o) of the 1940 Act) of the Company’s independent directors must make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the proposed transaction, including the consideration to be paid, are reasonable and fair to the Company and its stockholders and do not involve overreaching of the Company or its stockholders on the part of any person concerned and (2) the transaction is consistent with the interests of the Company’s stockholders and is consistent with the Company’s investment objective and strategies. In certain situations where co-investment with one or more funds managed by the Adviser or its affiliates is not covered by the Order, such as when there is an opportunity to invest in different securities of the same issuer, the personnel of the Adviser or its affiliates will need to decide which fund will proceed with the investment. Such personnel will make these determinations based on policies and procedures, which are designed to reasonably ensure that investment opportunities are allocated fairly and equitably among affiliated funds over time and in a manner that is consistent with applicable laws, rules and regulations. Moreover, except in certain circumstances, when relying on the Order, the Company will be unable to invest in any issuer in which one or more funds managed by the Adviser or its affiliates has previously invested.

As of September 30, 2017, the Company had co-investments with PSEC in the following CLOs: Apidos CLO XXII, Babson CLO Ltd. 2014-III, Carlyle Global Market Strategies CLO 2016-3, Ltd., Cent CLO 21 Limited, CIFC Funding 2014-IV Investor, Ltd., CIFC Funding 2016-I, Ltd., Galaxy XVII CLO, Ltd., Halcyon Loan Advisors Funding 2014-2 Ltd., Halcyon Loan Advisors Funding 2015-3 Ltd., HarbourView CLO VII, Ltd., Jefferson Mill CLO Ltd., Mountain View CLO IX Ltd., Octagon Investment Partners XVIII, Ltd., Symphony CLO XIV Ltd., Voya IM CLO 2014-1, Ltd., Voya CLO 2016-3, Ltd., Voya CLO 2017-3, Ltd. and Washington Mill CLO Ltd.

As of September 30, 2017, the Company had co-investments with Pathway in the following CLOs: Galaxy XIX CLO, Ltd., GoldenTree 2013-7A, GoldenTree Loan Opportunities IX, Ltd., Madison Park Funding XIII, Ltd., Madison Park Funding XIV, Ltd., Octagon Investment Partners XXI, Ltd., OZLM XII, Ltd., Voya IM CLO 2013-1, Ltd. and Voya CLO 2016-1, Ltd.

September 30, 2017 FORM N-Q                                      7
PRIORITY INCOME FUND, INC.

Note 2. Income Taxes
The Company has elected to be treated as a RIC for U.S. federal income tax purposes and intends to comply with the requirement of the Code applicable to RICs. In order to maintain RIC tax treatment, the Company is required to distribute at least 90% of its investment company taxable income and intends to distribute (or retain through a deemed distribution) all of the Company’s investment company taxable income and net capital gain to stockholders.

The character of income and gains that the Company will distribute is determined in accordance with income tax regulations that may differ from U.S. GAAP. For income tax purposes, dividends paid and distributions made to shareholders are reported as ordinary income, capital gains, non-taxable return of capital, or a combination thereof. In general, the Company may make certain adjustments to the classification of net assets as a result of permanent book-to-tax differences, which may include differences in the book and tax basis of certain assets and liabilities, amortization of offering costs and nondeductible federal excise taxes, among other items. Book and tax basis differences relating to stockholder dividends and distributions and other permanent book and tax differences are reclassified to paid-in capital.

The tax cost of the Company’s portfolio investments as of September 30, 2017 was as follows:

Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation
$276,592,759	$27,878,429	$(8,138,383)	$19,740,046

The differences between book-basis and tax-basis for determining unrealized appreciation/(depreciation) relate primarily to (i) the realization for tax purposes of mark-to-market gains on certain investments in passive foreign investment companies and (ii) tax basis adjustments resulting from cash distributions from passive foreign investment companies in excess of earnings and profits that are characterized as return of capital.

Tax balances are estimates and will not be final until the Company files its tax return for the year ended June 30, 2018.

Note 3. Investment Risks
The Company’s portfolio consists of residual interests investments in CLOs, which involve a number of significant risks. CLOs are typically very highly levered (10 - 14 times), and therefore the residual interest tranches that the Company invests in are subject to a higher degree of risk of total loss. In particular, investors in CLO residual interests indirectly bear risks of the underlying loan investments held by such CLOs. The Company generally have the right to receive payments only from the CLOs, and generally do not have direct rights against the underlying borrowers or the entity that sponsored the CLO. While the CLOs the Company targets generally enable the investor to acquire interests in a pool of senior loans without the expenses associated with directly holding the same investments, the Company’s prices of indices and securities underlying CLOs will rise or fall. These prices (and, therefore, the prices of the CLOs) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. The failure of a CLO investment to satisfy financial covenants, including with respect to adequate collateralization and/or interest coverage tests, could lead to a reduction in its payments to the Company. In the event that a CLO fails certain tests, holders of debt senior to the Company may be entitled to additional payments that would, in turn, reduce the payments the Company would receive. Separately, the Company may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting CLO or any other investment the Company may make. If any of these occur, it could materially and adversely affect the Company’s operating results and cash flows.

The interests in CLOs that the Company has acquired are generally thinly traded or have only a limited trading market. CLOs are typically privately offered and sold, even in the secondary market. As a result, investments in CLOs may be characterized as illiquid securities. In addition to the general risks associated with investing in debt securities, CLO residual interests carry additional risks, including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the fact that the Company’s investments in CLO tranches will likely be subordinate to other senior classes of note tranches thereof; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the CLO investment or unexpected investment results. The Company’s net asset value may also decline over time if the Company’s principal recovery with respect to CLO residual interests is less than the price that the Company paid for those investments. The Company’s CLO investments and/or the underlying senior secured loans may prepay more quickly than expected, which could have an adverse impact on its value.

September 30, 2017 FORM N-Q                                      8
PRIORITY INCOME FUND, INC.

An increase in LIBOR would materially increase the CLO’s financing costs. Since most of the collateral positions within the CLOs have LIBOR floors, there may not be corresponding increases in investment income (if LIBOR increases but stays below the LIBOR floor rate of such investments) resulting in materially smaller distribution payments to the residual interest investors.

The Company holds more than a 10% interest in certain foreign corporations that are treated as controlled foreign corporations (“CFC”) for U.S. federal income tax purposes (including the Company’s residual interest tranche investments in CLOs). Therefore, the Company is treated as receiving a deemed distribution (taxable as ordinary income) each year from such foreign corporation in an amount equal to its pro rata share of the corporation’s income for that tax year (including both ordinary earnings and capital gains). The Company is required to include such deemed distributions from a CFC in its taxable income and the Company is required to distribute such income to maintain its RIC status regardless of whether or not the CFC makes an actual distribution during such year.

The Company owns shares in “passive foreign investment companies” (“PFICs”) (including residual interest tranche investments in CLOs that are PFICs), the Company may be subject to federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend to its stockholders. Certain elections may be available to mitigate or eliminate such tax on excess distributions, but such elections (if available) will generally require the Company to recognize its share of the PFICs income for each year regardless of whether the Company receives any distributions from such PFICs. The Company must nonetheless distribute such income to maintain its status as a RIC.

If the Company is required to include amounts in income prior to receiving distributions representing such income, the Company may have to sell some of its investments at times and/or at prices management would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If the Company is not able to obtain cash from other sources, it may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

The Company’s portfolio is concentrated in CLO vehicles, which is subject to a risk of loss if that sector experiences a market downturn. The Company is subject to credit risk in the normal course of pursuing its investment objectives. The Company’s maximum risk of loss from credit risk for portfolio investments is the inability of the CLO collateral managers to return up to the cost value due to defaults occurring in the underlying loans of the CLOs.

Investments in CLO residual interests generally offer less liquidity than other investment grade or high-yield corporate debt, and may be subject to certain transfer restrictions. The Company’s ability to sell certain investments quickly in response to changes in economic and other conditions and to receive a fair price when selling such investments may be limited, which could prevent the Company from making sales to mitigate losses on such investments. In addition, CLOs are subject to the possibility of liquidation upon an event of default of certain minimum required coverage ratios, which could result in full loss of value to the CLO residual interests and junior debt investors.

The fair value of the Company’s investments may be significantly affected by changes in interest rates. The Company’s investments in senior secured loans through CLOs are sensitive to interest rate levels and volatility. In the event of a significant rising interest rate environment and/or economic downturn, loan defaults may increase and result in credit losses which may adversely affect the Company’s cash flow, fair value of its investments and operating results. In the event of a declining interest rate environment, a faster than anticipated rate of prepayments is likely to result in a lower than anticipated yield.

The Company’s portfolio may be concentrated in a limited number of investments in CLO vehicles, which is subject to a risk of loss if that sector experiences a market downturn. The Company is subject to credit risk in the normal course of pursuing its investment objectives. The Company’s maximum risk of loss from credit risk for its portfolio investments is the inability of the CLO collateral managers to return up to the cost value due to loan defaults occurring in the underlying collateral within the CLOs.

September 30, 2017 FORM N-Q                                      9
PRIORITY INCOME FUND, INC.

Item 2. Controls and Procedures.

(a)
Based on an evaluation of the Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, the “Disclosure Controls”) as of a date within 90 days prior to the filing date (the “Filing Date”) of this Form N-Q (the “Report”), the Chief Executive Officer (its principal executive officer) and Chief Financial Officer (its principal financial officer) have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Company in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Company’s management, including the Company’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)
There were no changes in the Company’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Company’s last fiscal quarter that have materially affected or are reasonably likely to materially affect the Company’s internal control over financial reporting.

Item 3. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PRIORITY INCOME FUND, INC.
By: /s/ M. Grier Eliasek
M. Grier Eliasek
Chief Executive Officer
Date: November 29, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ M. Grier Eliasek
M. Grier Eliasek
Chief Executive Officer
Date: November 29, 2017

By: /s/ Brian H. Oswald
Brian H. Oswald
Chief Financial Officer, Chief Compliance Officer
Treasurer and Secretary
Date: November 29, 2017